UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 29, 2004



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


           NEW YORK                       333-54992               11-2571221
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)



3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                          11572
 (Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On March 29, 2004, the Company issued the following press release:

CONTACT:

RANDI BALDWIN                                         LESTER ROSENKRANTZ
VICE PRESIDENT COMMUNICATIONS & MARKETING             AL PALOMBO
AMERICAN MEDICAL ALERT CORPORATION                    INVESTOR RELATIONS
(516) 536-5850                                        CAMERON ASSOCIATES
                                                      (212) 245-8800


  AMERICAN MEDICAL ALERT CORPORATION CONTINUES PROFITABILITY TREND WITH RELEASE
                 OF FOURTH QUARTER AND YEAR ENDED 2003 RESULTS

    COMPANY MEETS 2003 EXPECTATIONS WITH INCREASE IN REVENUES AND NET INCOME

OCEANSIDE, NEW YORK. - MARCH 29, 2004 - American Medical Alert Corp. (NASDAQ:
AMAC) a healthcare communication company, today announced the results of operations for their fourth quarter and year ended December 31, 2003.

The company's revenues and net income were in line with the forecasted revenues and net income of $16,600,000 AND $575,000, respectively, for the year ended December 31, 2003.

For the fourth quarter ended December 31, 2003 net income was $198,270 or $0.03 per diluted share, as compared to a net loss of $147,519 or $(0.02) per diluted share, for the same period of 2002. Net income for the year ended December 31, 2003 was $570,700 or $0.07 per diluted share, as compared to $155,619, or $0.02 per diluted share, in 2002.


Fourth quarter 2003 revenues were $4,402,152 as compared to $3,777,546 for the same period in 2002. Revenues for the year ended December 31, 2003 grew to $16,568,352 as compared to $14,792,415 for the previous year.


Cash flow from operations in 2003 was $2,704,154 as compared to $1,987,891 in the previous year. Working capital was $4,759,526 as of December 31, 2003. Common shares outstanding at year-end 2003 totaled 7,734,486.


Commenting on the year-end results Howard M. Siegel, AMAC's chairman and chief executive officer stated, "2003 has been a year of continued growth and improved efficiencies for AMAC and we are pleased with the results. Through strategic acquisition, the release of new products, and our continued effort to leverage our operational capacities, the Company is achieving higher margins with an increasingly diversified revenue stream. The scalability afforded us by our new call center provides the proper infrastructure permitting us to foster growth in the Telephone Answering Services, Telehealth, and Safecom business lines as well as accommodate our Personal Emergency Response System business. We believe, based on our experience during the past two years, coupled with the trend towards greater reliance on telehealth technology by third party payors nationwide -- including the Center for Medicare and Medicaid Services, that there will be increased utilization of AMAC's telehealth monitoring platform. We enter 2004 with a steady and consistent approach to realizing greater efficiencies throughout our organization, increasing our market share, and driving growth."

ABOUT AMERICAN MEDICAL ALERT CORP.

AMAC is a national provider of remote health monitoring devices and 24/7 communication services designed to promote early medical intervention and improve quality of life for senior, disabled and chronically ill populations. AMAC's product and service offerings include Personal Emergency Response Systems
(PERS), electronic medication reminder devices, disease management monitoring appliances and 24/7 medical on-call and emergency response monitoring. AMAC operates several national medical On-Call and communication centers allowing access to trained response professionals 24/7.

This press release contains forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-KSB, the Company's Quarterly Reports on Forms 10-QSB, and other filings and releases. These include uncertainties relating to government regulation, technological changes, our expansion plans and product liability risks.

Statements of income for the year ended and three months ended December 31, 2003 and 2002 and balance sheets as of December 31, 2003 and 2002 are attached.

             SELECTED FINANCIAL DATA

                                      Year Ended              Three Months Ended
                              -------------------------   -------------------------
                              12/31/2003     12/31/2002    12/31/2003    12/31/2002
                              -----------   -----------   -----------   -----------
                   Revenues   $16,568,352   $14,792,415   $ 4,402,152   $ 3,777,546
          Net Income (Loss)   $   570,700   $   155,619   $   198,270   $  (147,519)
Net Income (Loss) per Share
                      Basic         $0.08         $0.02         $0.03        $(0.02)
                    Diluted         $0.07         $0.02         $0.03        $(0.02)

     Basic Weighted Average
         Shares Outstanding     7,455,038     7,188,294     7,510,096     7,426,739

   Diluted Weighted Average
         Shares Outstanding     7,678,252     7,552,002     7,847,482     7,520,973

             CONDENSED BALANCE SHEET

                                       December 31,  December 31,
                                           2003          2002
                                       -----------   -----------

               ASSETS
                      Current Assets   $ 6,909,456   $ 7,158,154
                  Fixed Assets - Net     6,739,165     7,221,088
                        Other Assets     4,287,959     2,601,405

                                       -----------   -----------
                        TOTAL ASSETS   $17,936,580   $16,980,647
                                       ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

                 Current Liabilities   $ 2,149,930   $ 2,351,936
                 Deferred Income Tax       882,000       597,000
                       Longterm Debt       769,525     1,079,506
              Longterm Capital Lease       119,814       156,448
              Put Warrant Obligation       200,000       181,000
                   Other Liabilities       108,024        55,500

                                       -----------   -----------
                   TOTAL LIABILITIES   $ 4,229,293   $ 4,421,390

                Stockholders' Equity    13,707,287    12,559,257

                                       -----------   -----------
 TOTAL LIABILITIES AND                 $17,936,580   $16,980,647
STOCKHOLDERS' EQUITY
                                       ===========   ===========

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 29, 2004

                                          AMERICAN MEDICAL ALERT CORP.


                                          By: /s/ Jack Rhian
                                             --------------------------------
                                             Name: Jack Rhian
                                             Title:  Executive Vice President
                                                     and Chief Operating Officer